                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                       F.V. AtLee     (L.S.)
                                                  --------------------
                                                       F.V. AtLee

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                      D.M. Culver    (L.S.)
                                                 --------------------
                                                      D.M. Culver

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                     A.R. Dragone   (L.S.)
                                                --------------------
                                                     A.R. Dragone

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                      R. Halstead    (L.S.)
                                                 --------------------
                                                      R. Halstead

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                      A.J. Levine    (L.S.)
                                                 --------------------
                                                      A.J. Levine

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                     P.W. MacAvoy   (L.S.)
                                                --------------------
                                                     P.W. MacAvoy

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                    V.T. Marchesi  (L.S.)
                                               --------------------
                                                    V.T. Marchesi

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, and J. S. McAuliffe, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                      R.T. Ritter    (L.S.)
                                                 --------------------
                                                      R.T. Ritter

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                      G.J. Sella, Jr.     (L.S.)
                                                 -------------------------
                                                      G.J. Sella, Jr.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                         M. Tanenbaum   (L.S.)
                                                    --------------------
                                                         M. Tanenbaum

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director or an officer, or both, of American Cyanamid Company ("Cyanamid"), does hereby make, constitute and appoint F. V. AtLee, A. J. Costello, T. D. Martin, J. S. McAuliffe, and R. D. Reisman, the address of each of whom is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place, and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-3, pursuant to the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, and all documents related thereto, for the registration of up to $600,000,000 aggregate initial public offering price of debt securities, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned hereunto affixed his hand and seal this 29th day of March, 1994.





                                                            A. Wexler     (L.S.)
                                                       -------------------
                                                            A. Wexler